UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SINGULARITY FUTURE TECHNOLOGY LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

48 Wall Street, Suite 1100

New York, NY 10005

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

SINGULARITY FUTURE TECHNOLOGY LTD.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [  ], 2026

To Our Stockholders:

You are invited to attend the special meeting of stockholders (the “Special Meeting”) of Singularity Future Technology Ltd. (the “Company”) on [    ], 2026 at [    ] a.m. at the [    ], for the following purposes:

1.	To approve the issuance of 21,520,803 shares of common stock, without par value, of the Company (the “Common Stock”) pursuant to a securities purchase agreement, dated August 12, 2026, by and between the Company and certain non-affiliated, non-U.S. investors (the “Issuance of Common Stock”);

2.	To approve the issuance of 6,897,636 amended warrants (each, an “Amended Warrant”), with each Amended Warrant exercisable to purchase one share of Common Stock at an exercise price of $0.001 per share, pursuant to an amendment, dated August 12, 2026, to the securities purchase agreement, dated June 19, 2025, by and between the Company and certain non-U.S. investors, and the issuance of the shares of Common Stock underlying the Amended Warrants upon exercise thereof (the “Issuance of the Amended Warrants and the Underlying Common Stock”);

3.	To amend the Company’s current Amended and Restated Articles of Incorporation to change the name of the Company (the “Change of Name Amendment”); and

4.

(a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-twenty (20), whereby five (5) shares, ten (10) shares, or twenty (20) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”);

Stockholders of record at the close of business on [  ], 2026 shall be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning [  ], 2026 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Special Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer

New York, New York
[ ], 2026

Whether or not you plan to attend the Special Meeting, we encourage you to vote and submit your proxy by telephone, via the Internet or by mail. For additional instructions, voting by telephone or via the Internet, please refer to the proxy card. To vote and submit your proxy by mail, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2026

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2026 SPECIAL MEETING OF STOCKHOLDERS. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

How to Vote Your Shares

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Special Meeting only if you are represented by proxy, please take the time to vote your proxy.

●	ATTEND IN PERSON THE COMPANY’S 2026 SPECIAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE VIA THE INTERNET OR BY TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON [ ], 2026 — THE PROXY STATEMENT TO STOCKHOLDERS ARE AVAILABLE AT WWW.singularity.us

If not attending the meeting and voting in person, stockholders of record, or “registered stockholders,” can vote by proxy in the following three ways:

By Telephone:	Call the toll-free number indicated on the enclosed proxy card and follow the recorded instructions.

Via the Internet:	Go to the website indicated on the enclosed proxy card and follow the instructions provided.
By Mail:	Mark your vote, date, sign and return the enclosed proxy card in the postage-paid return envelope provided.

If your shares are held beneficially in “street” name through a nominee such as a financial institution, brokerage firm, or other holder of record, your vote is controlled by that institution, firm or holder. Your vote by proxy may also be cast by telephone or via the Internet, as well as by mail, if your financial institution or brokerage firm offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card.

Please note that if your shares are held beneficially through a bank, broker or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from the record holder.

i

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    ], 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE SPECIAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of our company for our 2026 special meeting of stockholders (the “Special Meeting”) of stockholders, which will take place on [ ], 2026. As a stockholder of record, you are invited to attend the Special Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about [ ], 2026 to all stockholders entitled to vote at the Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on [ ], 2026 at [ ] a.m. local time, at [ ].

Q:	How do I attend the Special Meeting?

A:	Only stockholders of record on the record date of [ ], 2026 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Special Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock (the “Common Stock”) on the Record Date or (b) an account statement showing that you beneficially owned shares of our Common Stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Special Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Special Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding our corporate governance practices, our Board, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Special Meeting and certain other required information.

Q:	What items of business will be voted on at the Special Meeting?

A:	The items of business scheduled to be voted on at the Special Meeting are:

1.	To approve the issuance of 21,520,803 shares of common stock, without par value, of the Company (the “Common Stock”) pursuant to a securities purchase agreement, dated August 12, 2026, by and between the Company and certain non-affiliated, non-U.S. investors (the “Issuance of Common Stock”);

2.	To approve the issuance of 6,897,636 amended warrants (each, an “Amended Warrant”), with each Amended Warrant exercisable to purchase one share of Common Stock at an exercise price of $0.001 per share, pursuant to an amendment, dated August 12, 2026, to the securities purchase agreement, dated June 19, 2025, by and between the Company and certain non-U.S. investors, and the issuance of the shares of Common Stock underlying the Amended Warrants upon exercise thereof (the “Issuance of the Amended Warrants and the Underlying Common Stock”);

3.	To amend the Company’s current Amended and Restated Articles of Incorporation to change the name of the Company (the “Change of Name Amendment”); and

4.

(a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-twenty (20), whereby five (5) shares, ten (10) shares, or twenty (20) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”).

Q:	What are the voting requirements to approve the proposals?

A:	The affirmative vote of the holders of a majority of the outstanding shares of Common Stock cast in person or represented by proxy at the Special Meeting and entitled to vote on the matter is required and sufficient to adopt or approve each of the voting proposals in this proxy statement, if a quorum is present.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” the approval of the Issuance of the Common Stock, “FOR” the approval of Issuance of Amended Warrants and the Underlying Common Stock; “FOR” the approval of the Change of Name; “FOR” the approval of the Reverse Stock Split Amendment.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Special Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had [  ] shares of Common Stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

If on [  ], 2026 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Special Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares of Common Stock held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Special Meeting. However, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Special Meeting.

Q:	Who is entitled to attend the Special Meeting and what are the admission procedures?

A:	You are entitled to attend the Special Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date or the voting instruction card provided by your broker. The Special Meeting will begin promptly at [ ] am. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Special Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Special Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Special Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Special Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	How can I vote my shares without attending the Special Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Special Meeting.

Q:	Who will count the votes?

A:	Votes at the Special Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

Absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that all the proposals in the Special Meeting are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Approval of the Issuance of Common Stock	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Two: Approval of the Issuance of Amended Warrants and the Underlying Common Stock	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Three: Approval of the Change of Name Amendment	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Four: Approval of the Reverse Stock Split Amendment	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, if a quorum is present.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Special Meeting and voting in person. Only your latest dated proxy card received at or prior to the Special Meeting will be counted. However, your attendance at the Special Meeting will not have the effect of revoking your proxy unless you forward written notice to the Company, or you vote by ballot at the Special Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Special Meeting.

Q:	How many votes are required to hold the Special Meeting?

A:	The presence, in person or by proxy, of any number of shareholders together holding at least one-third (1/3) of the shares of our Common Stock outstanding and entitled to vote on the Record Date is necessary to hold the Special Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Special Meeting for purposes of establishing a quorum.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Special Meeting.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the merger and reorganization and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this Proxy Statement that we expect to achieve as a result of the merger and reorganization. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans” or similar expressions in this Proxy Statement or in the documents incorporated by reference. Any forward-looking statements in this Proxy Statement reflect only expectations that are current as of the date of this Proxy Statement or the date of any document incorporated by reference in this document, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

PROPOSAL ONE – APPROVAL OF THE ISSUANCE OF SHARES

On August 12, 2026, the Company entered into a securities purchase agreement (the “August 2026 Securities Purchase Agreement”) with certain investors, under which the Company agreed to sell to the investors an aggregate of 21,520,803 share of Common Stock at the price of $1.394 per share for gross proceeds of approximately US$30 million in a private placement.

The parties to the August 2026 Securities Purchase Agreement have each made customary representations, warranties and covenants, including, among other things, (a) the Purchasers are “non-U.S. Persons” as defined in Regulation S and are acquiring the Shares for the purpose of investment, (d) the absence of any undisclosed material adverse effects, and (e) the absence of legal proceedings that affect the completion of the transaction contemplated by the Securities Purchase Agreement, except as disclosed in the Company’s filings with the SEC.

The August 2026 Securities Purchase Agreement is subject to various conditions to closing, including, among other things, (a) receipt of the Company’s shareholders’ approval and ratification of the Securities Purchase Agreement and (b) accuracy of the parties’ representations and warranties.

The form of the August 2026 Securities Purchase Agreement is attached to this proxy statement as Appendix A, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the August 2026 Securities Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK AS DESCRIBED.

PROPOSAL TWO — APPROVAL OF THE ISSUANCE OF AMENDED WARRANTS AND THE UNDERLYING COMMON STOCK

As previously reported on the Company’s Current Report on Form 8-K, on June 19, 2025, the Company entered into a securities purchase agreement (the “June 2025 Securities Purchase Agreement”) with eighteen investors (the “Investors”), under which the Company agreed to sell to the investors an aggregate of 32,188,841 units, or 2,299,212 units on the post-1:14-reverse-split basis (the “Unit”), each Unit consisting of one share of the Company’s Common Stock and three warrants, with each warrant initially exercisable to purchase one share of the Common Stock at an exercise price of $1.165, or $16.310 on the post-1:14-reverse-split basis (the “Warrants”), in a private placement to certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended (“Regulation S”), for gross proceeds of approximately $30 million (the “Offering”).

On August 12, 2026, the Company and the Investors entered into an amendment to the SPA (the “Amendment to June 2025 Securities Purchase Agreement”), pursuant to which the Company agreed to issue amended and restated warrants (the “Amended Warrants”), with each Amended Warrant exercisable to purchase one share of the Common Stock at an exercise price of $0.001. The issuance of the Amended Warrants and the underlying Common Stock upon exercise of the Amended Warrants is subject to the approval of the Company’s shareholders and that approval is not waivable and may not be waived by any party.

The Amended Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $0.001 for cash. The Amended Warrants may also be exercised cashlessly if at any time after the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the Amended Warrant. The Amended Warrants shall expire five years from its date of issuance. The Amended Warrants are subject to customary anti-dilution provisions reflecting capitalizations and subdivisions or other similar transactions.

The forms of the Amendment to the June 2025 Securities Purchase Agreement and the Amended Warrant are attached to this proxy statement as Appendix B and Appendix C, and such document are incorporated herein by reference. The foregoing is only a brief description of the material terms of the forms of the Amendment to SPA and the Amended Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE AMENDED WARRANTS AND THE UNDERLYING COMMON STOCK

PROPOSAL THREE – APPROVAL OF THE CHANGE OF NAME OF THE COMPANY

Our Board has proposed to the shareholders to approve the change of the name of the Company to “Compower Ltd.” for the commercial interest of the Company (the “Change of Name”). The new name will better align with the Company’s evolving business direction and more accurately reflect the nature of its current and anticipated operations. Accordingly, our Board has concluded that it is in the Company’s commercial and best interests to change our corporate name to “Compower Ltd.”

Effective Date

If approved by the stockholders and implemented by the Board, the Change of Name will become effective upon the filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Name Change Amendment”) with the Virginia State Corporation Commission. The exact timing of the filing of the Name Change Amendment will be determined by the Board in its discretion, and may occur as soon as the business day immediately following the Special Meeting.

Articles of Amendment

If this proposal is approved, the Board will cause Articles of Amendment to be filed with the Virginia State Corporation Commission to amend Article I of the Company’s Amended and Restated Articles of Incorporation to change the name of the Company from “Singularity Future Technology Ltd.” to “Compower Ltd.” The form of the Name Change Amendment is attached to this proxy statement as Appendix D, and such document is incorporated herein by reference.

The Change of Name will not affect the listing or trading of the Company’s Common Stock on Nasdaq.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGE OF NAME.

PROPOSAL FOUR - APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK

General

The Company is asking stockholders to adopt and approve the Reverse Stock Split Amendment to effect a reverse stock split, if the Board later determines it is necessary and in the best interest of our stockholders. The Board has unanimously approved and declared advisable the Reverse Stock Split Amendment and recommends that our stockholders adopt and approve the Reverse Stock Split Amendment. The following description of the Reverse Stock Split Amendment is a summary and is subject to the full text of the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”), the form of which is attached to this Proxy Statement as Appendix D. The text of the Reverse Stock Split Amendment may be altered to reflect any changes required by applicable law, regulatory authority or otherwise deemed necessary or advisable by the Board.

If stockholders approve this proposal, the Board will cause the Articles of Amendment to our Amended and Restated Articles of Incorporation (the “Articles of Amendment”) to be filed with the Virginia State Corporation Commission and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Special Meeting, but not later than the first anniversary of its approval by our stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Articles of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

Depending on the ratio for the Reverse Stock Split determined by the Board, either five, ten, or twenty shares in aggregate of the Common Stock will be combined into one new share of our Common Stock. As of the Record Date, [ ] shares of our Common Stock were issued and outstanding. Based on the number of shares of Common Stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-5, approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-10, and approximately [ ] shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-20 as illustrated in the table under the caption “Effects of the Reverse Stock Split — Effect on Shares of Common Stock.”

If approved and effected, all holders of the Common Stock will be affected proportionately by the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below.

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Except for adjustments that may result from the treatment of fractional shares as described above, each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split. Our Common Stock has no par value which will not change after the Reverse Stock Split (see “— Effects of the Reverse Stock Split — Reduction in Stated Capital”).

Except as otherwise indicated, all share, per share, and related numbers and data in this Proxy Statement reflect pre-split information and do not give effect to the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split Amendment is approved by affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon, the Board will have the discretion to determine, as it deems to be in the best interest of our stockholders, the specific ratio to be used (1-for-5, 1-for-10, or 1-for-20) and the timing of the reverse stock split, which must occur at any time prior to the first anniversary of its approval by the stockholders. The Board may also, in its discretion, determine not to effect the reverse stock split if it concludes, subsequent to obtaining stockholder approval, that such action is not in the best interests of our Company and our stockholders. Our Board believes that the availability of a range of reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	meeting certain listing requirements of The NASDAQ Capital Market;

●	the historical trading price and trading volume of our Common Stock;

●	appealing to a broader range of investors to generate greater investor interest in the Company;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

Background and Reasons for the Reverse Stock Split

Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) requires that a company listed on the Nasdaq Capital Market must continue to maintain a minimum bid price of at least $1.00 per share for the listed equity security.

We believe that a delisting of our Common Stock from the NASDAQ Capital Market would negatively impact us because it would: (i) reduce the liquidity and market price of our Common Stock; (ii) reduce the number of investors willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity financing; and (iii) limit our ability offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets.

Accordingly, we are seeking shareholder approval at this time to provide, if needed, a cure for the share price non-compliance through the Reverse Stock Split.

Stockholder approval is required to effectuate a reverse stock split. If the Company effectuates the Reverse Stock Split, it will help the Company to maintain compliance with Rule 5550(a)(2) if the Company’s price per share of Common Stock exceeds $1.00 per share and remains above that level for at least the following ten consecutive business days.

Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we can provide no assurance that the price of our Common Stock would remain above the threshold required for continued listing on The NASDAQ Capital Market following the implementation of the Reverse Stock Split.

We believe that the Reverse Stock Split may provide us and our stockholders with other potential benefits, such as improved marketability and liquidity of our Common Stock and increased interest and trading in our Common Stock. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our business and may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Virginia State Corporation Commission. The amendment will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share market price of our Common Stock. However, the effect of the Reverse Stock Split on the per share market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Even if our stockholders adopt and approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet The NASDAQ Capital Market’s continued listing criteria.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share market price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lot” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing the marketability of our Common Stock as described above.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Articles of Amendment that is filed with the Virginia State Corporation Commission, will be determined at the discretion of the Board, and may occur as soon as the business day immediately following the Special Meeting, assuming the stockholders approve the Reverse Stock Split Amendment. However, the exact timing of the filing of the Articles of Amendment to effect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, which must occur at any time prior to the first anniversary of its approval by the stockholders.

If, at any time prior to the filing of the Articles of Amendment with the Virginia State Corporation Commission, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Articles of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Effects of the Reverse Stock Split

General

After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of Common Stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Common Stock based on the reverse stock split ratio selected by the Board.

Other than as a result of the treatment of fractional shares as described above, voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split, and the number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of the Record Date, relating to our outstanding Common Stock based on the proposed Reverse Stock Split ratios assuming that the Reverse Stock Split is implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	50,000,000,000	[ ]
Post-Reverse Stock Split 1:5	50,000,000,000	[ ]	(1)
Post-Reverse Stock Split 1:10	50,000,000,000	[ ]	(1)
Post-Reverse Stock Split 1:20	50,000,000,000	[ ]	(1)

(1)	Does not include potential additional shares of Common Stock that may be issued upon exercise of warrants previously issued by the Company.

After the effective date of the Reverse Stock Split that the Board elects to implement, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the listing of our Common Stock on NASDAQ. Following the Reverse Stock Split, our Common Stock will continue to be listed on NASDAQ under the symbol “SGLY,” although it will be considered a new listing with a new CUSIP number.

Effect on Shares of Preferred Stock

The Reverse Stock Split will have no effect on the number of authorized shares of our preferred stock.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split Proposal, if approved and implemented, will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders.

Effect on Par Value

Our Common Stock has no par value. The Reverse Stock Split Amendment will not affect the par value of our Common Stock.

Potential Anti-takeover Effects of a Reverse Stock Split

Implementation of the Reverse Stock Split will result in a significant increase in the authorized but unissued shares of Common Stock vis-à-vis the outstanding shares of Common Stock. An increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Our Board has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device, and it has determined that a reduction in the number of authorized shares of Common Stock is appropriate.

Fractional Shares

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Transhare Corporation as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Stock Split shares to the transfer agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Appraisal Rights

Under the Virginia Stock Corporation Act, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split described in this proposal, if implemented, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

Certain Federal Income Tax Considerations

The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Reverse Stock Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive a whole share of Common Stock in lieu of a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split, except for those stockholders receiving a whole share of Common Stock in lieu of a fractional share (as described below). The holding period for shares of Common Stock after the reverse stock split will include the holding period of shares of Common Stock before the reverse stock split, provided that such shares of Common Stock are held as a capital asset at the Effective Time. The adjusted basis of the shares of Common Stock after the reverse stock split will be the same as the adjusted basis of the shares of Common Stock before the reverse stock split, excluding the basis of any fractional share.

A stockholder who receives a whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT

Your vote is important. Please promptly vote your shares of our Common Stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer
[ ], 2026

Appendix A

Form of August 2026 Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of [*], 2026 by and among Singularity Future Technology Ltd., a company incorporated in Virginia, U.S., (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

WHEREAS, the Company is offering up to an aggregate of [*] shares of the Company’s common stock, with no par value per share (the “Share”), at price of $[*] per Share to the Purchasers listed in Exhibit B;

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE I

Purchase and Sale of the Shares

Section 1.1 Purchase Price and Closing.

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to each Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase for $[*] per Share, such number of Shares for an aggregate price listed on the signature page hereto (the “Purchase Price”).

(b) Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Hunter Taubman Fischer & Li LLC, the Company’s legal counsel, on the day when all closing conditions are satisfied or waived (the “Closing Date”).

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a shareholder statement for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company is 50,000,000,000 shares of common stock, with no par value (the “Common Stock”) and 2,000,000 shares of preferred stock with no par value (the “Preferred Stock”). The number of total Common Stock issued and outstanding as of the date of this Agreement is 896,917. There is no Preferred Stock issued and outstanding as of the date of this Agreement. Except as set forth on Schedule 2.1(c) hereto, all issued and outstanding capital stock of the Company is authorized as the date hereof.

(i) except as set forth on Schedule 2.1(c) hereto, no Shares are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company except as set forth in the Company’s Memorandum and Articles of Associations, as amended and in effect on the date hereof (the “M&A”).

(v) The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the M&A. Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Stock, or its Common Stock.

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

(e) [intentionally omitted]

(f) Commission Documents, Financial Statements. Except as set forth in Schedule 2.1 (f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 20-F and other material filings pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 20-F’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 20-F’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) No Material Adverse Effect. As of March 31, 2026 till the date of this Agreement, the Company has not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

(h) [intentionally omitted]

(i) [intentionally omitted]

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

(k) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the Subsidiaries or any of their respective executive officers or directors in their capacities as such.

(l) Compliance with Law. The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(m) [intentionally omitted]

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(o) Certain Fees. No brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(p) [intentionally omitted]

(q) Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(s) [intentionally omitted]

(t) Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(u) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Nasdaq Capital Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) [intentionally omitted]

(x) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of the Nasdaq Capital Market on which any of the securities of the Company are listed or designated.

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g) Legends. The Purchaser understands that the Shares shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Shares).

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(j) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

(k) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

(l) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other person’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(m) Non-Affiliate. Such Purchaser is not an affiliate (“Affiliate”) with respect to any Person (as defined herein), any other Person directly or indirectly Controlling, Controlled by, or under common Control (as defined herein) with such Person. “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee. “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

ARTICLE III

Covenants

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

Section 3.2 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.5 [intentionally omitted]

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

Section 3.7 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the securities in a manner that would require the registration under the Securities Act of the sale of the securities or that would be integrated with the offer or sale of the securities for purposes of the rules and regulations of the Nasdaq Capital Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

Section 3.8 [intentionally omitted]

Section 3.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for construction and development of an artificial intelligence computing and supercomputing center, as well as related business development activities and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, or (b) in violation of FCPA or OFAC regulations.

For the purpose of this Agreement, the term “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

Section 3.10 Reporting Status. Until the date on which the Purchasers shall have sold all of the Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

ARTICLE IV

CONDITIONS

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

(f) Shareholder Approval. An approval of the issuance of the Shares by the Company’s stockholders shall have been obtained before the Shares are issued to the Purchasers. The closing conditions in this Section 4.1(f) are not waivable and may not be waived by any party hereto.

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation. Except as disclosed in the reports, statements and other documents required to be filed by the Company with the U.S. Securities and Exchange Commission, no action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e) Certificates. The Company shall have executed and delivered to each Purchaser a shareholder statement for the Shares being acquired by such Purchaser to such address set forth next to each Purchaser with respect to the Closing.

(f) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

ARTICLE V

Stock Certificate Legend

Section 5.1 Legend. Each of the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF SINGULARITY FUTURE TECHNOLOGY LTD. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT”

ARTICLE VI

Indemnification

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

Miscellaneous

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchaser hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Hunter Taubman Fischer & Li LLC, with offices at 950 Third Avenue, 19th Floor, New York, NY 10022 as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company:

Singularity Future Technology Ltd

48 Wall Street, Suite 1100

New York, NY 10005

sherryyang@sglyfuture.com

with copies (which shall not constitute notice) to:

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Joan Wu, Esq.

Email: jwu@htflawyers.com

If to Purchasers:

The addresses listed on Exhibit B

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. This Agreement shall be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

Section 7.13 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchaser and the Company.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page of the Company]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

The Company:	Singularity Future Technology Ltd.

By:
	Name:	Jia Yang
	Title:	Chief Executive Officer

[Signature Page of the Purchaser]

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:

Name:

Number of Shares Purchased:
Total Purchase Price:

Address and Contacts of Purchaser

Telephone:
Fax:
Email:

EXHIBIT A

NON-U.S. PERSON REPRESENTATIONS

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

Exhibit B

List of Purchasers

No.	Shares	Name	Address
1
2
Total:

Schedules

to Securities Purchase Agreement

Schedule 2.1(a). Organization, Good Standing and Power

Not applicable.

Schedule 2.1(c). Capitalization

There are 896,917 shares of Common Stock and no Preferred Stock issued and outstanding as of the date of this Agreement.

Schedule 2.1(r). Books and Record Internal Accounting Controls

Not applicable.

Appendix B

Amendment to the June 2025 Securities Purchase Agreement

Amendment to

SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of [__], 2026, by and among Singularity Future Technology Ltd., a Virginia corporation (the “Company”), and each investor identified on the signature page hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, the Company and the Investors entered into that certain Securities Purchase Agreement, dated as of June 19, 2025 (the “Securities Purchase Agreement”);

WHEREAS, the transaction contemplated in the Securities Purchase Agreement has not consummated as of the date hereof;

WHEREAS, the Company and the Investors desire to make certain amendments to the Securities Purchase Agreement and the Warrant as set forth in this Amendment and the Amended and Restated Warrant.

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other goods and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto accordingly agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

2. Amendments.

a. Form of Warrant. As of the date of this Amendment, Exhibit A to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the form of Amended and Restated Warrant attached hereto as Exhibit A (the “Amended and Restated Warrant”). The issuance of the Amended and Restated Warrant shall be subject to the approval of the Company’s shareholders. Until such shareholder approval is obtained, the Amended and Restated Warrant shall not be issued.

3. No Other Amendments. Except for the amendments expressly set forth in this Amendment, the Securities Purchase Agreement shall remain unchanged and in full force and effect.

4. Entire Agreement. The Securities Purchase Agreement (as amended by this Amendment), sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof or thereof, other than those expressly set forth in the Securities Purchase Agreement (as amended by this Amendment). The Securities Purchase Agreement (as amended by this Amendment) supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

6. Severability. A determination by a court or other legal authority of competent jurisdiction that any provision of this Amendment is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties hereto shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

7. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Amendment shall become effective upon delivery to each party hereto an executed counterpart or the earlier delivery to each party hereto an original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

8. Captions. Captions are not a part of this Amendment, but are included for convenience, only.

9. Further Assurances. Each party hereto shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Company:

Singularity Future Technology Ltd.

By:
	Name:	Jia Yang
	Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

[INVESTOR SIGNATURE PAGES TO

AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: _____________________________________

Signature of Authorized Signatory of Investor: _________________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: _____________________________________

Appendix C

Form of the Amended Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

SINGULARITY FUTURE TECHNOLOGY LTD.

Warrant Shares: [*]	Issuance Date: [●, 2026]

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [●] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [●, 2026] (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [●, 2031] (the “Termination Date”) but not thereafter, to subscribe for and purchase from Singularity Future Technology Ltd., a Virginia corporation (the “Company”), up to [*] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. This Warrant is one of the warrants to purchase shares of Common Stock issued pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 19, 2025 and amended as of August 12, 2026 among the Company and the purchasers signatory thereto.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or a PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(e)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $0.001 (the “Exercise Price”).

(c) Cashless Exercise. If at any time after the Issuance Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c). Without limiting the cashless exercise provision set forth in this Section 2(c), the liquidated damages provision in Section 2(d)(i) or the buy-in provision in Section 2(d)(iv), there is no circumstance that would require the Company to net-cash settle this Warrant.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) [Reserved]

(e) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(v) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vi) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial Issuance Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Singularity Future Technology Ltd.

By:
Name:	Jia Yang
Title:	Chief Executive Officer

NOTICE OF EXERCISE

To: Singularity Future Technology Ltd.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]
Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Phone Number:

Email Address:

Dated:

Holder’s Signature:

Holder’s Address:

Appendix D

ARTICLES OF AMENDMENT

TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SINGULARITY FUTURE TECHNOLOGY LTD.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.	The name of the corporation is Singularity Future Technology Ltd. (the “Corporation”).

2.	The Corporation’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) are amended as follows:

2a. Article I of the Articles of Incorporation is hereby amended and read in its entirety as follows:

Article I. Name. The name of the corporation is Compower Ltd.

2b. The following is hereby added to the end of the last paragraph of Section 1 of Article III:

“As of 12:01 a.m., Eastern Time, on [     ], 2026 (the “Effective Time”), a reverse stock split (“Reverse Stock Split”) will occur, as a result of which each [      ] shares of issued and outstanding Common Stock of the Corporation (“Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reconstituted, combined and converted into one (1) share of the Corporation’s Common Stock (“New Common Stock”). The Corporation will not issue fractional shares. The number of shares to be issued to each holder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any holder would not be a whole number. From and after the Effective Time, certificates representing Old Common Stock shall confer no right upon the holders thereof other than the right to exchange them for certificates representing New Common Stock pursuant to the provisions hereof.”

The remainder of Article III is not changed by this amendment.

3.	The foregoing amendment was adopted on [ ], 2026.

4.	This amendment has been approved and recommended by unanimous consent of the Board of Directors of the Corporation.

5.	The amendment was proposed by the Board of Directors and submitted to the holders of the Corporation’s voting Common Stock, the only class of voting capital stock outstanding, in accordance with the provisions of Title 13.1, Chapter 9 of the Code of Virginia, and:

(a)	The number of shares outstanding on the record date, the number of votes entitled to be cast on the proposed amendment and the number of votes cast for and against the amendment were as follows:

Number of shares outstanding:
Number of votes entitled to be cast:
Number of votes for:
Number of votes against:

(b)	The total number of votes cast for the amendment was sufficient for approval of the amendment.

6.	The Articles of Amendment to be issued as a result of the filing of these Articles of Amendment shall become effective as of 12:01 a.m., Eastern Time, on [ ], 2026, in accordance with Section 13.1-606 of the Virginia Stock Corporation Act.

[Signature follows on next page]

IN WITNESS WHEREOF, Singularity Future Technology Ltd. has caused these Articles of Amendment to the Amended and Restated Articles of Incorporation to be signed by a duly authorized officer of the Corporation.

SINGULARITY FUTURE TECHNOLOGY LTD.
a Virginia corporation

Date: [ ], 2026	By:
	Name:	Jia Yang
	Title:	Chief Executive Officer
Corporation’s SCC ID: 06834410

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY CARD
2026 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [    ], 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jia Yang, attorney of the undersigned, with full power of substitution and revocation in each to vote any or all shares of Common Stock of Singularity Future Technology Ltd. (the “Company”) which the undersigned may be entitled to vote at the 2026 Special Meeting of Stockholders to be held on [    ], 2026, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

THE BOARD OF DIRECTORS (the “Board”) RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To approve the issuance of 21,520,803 shares of common stock, without par value, of the Company (the “Common Stock”) pursuant to a securities purchase agreement, dated August 12, 2026, by and between the Company and certain non-affiliated, non-U.S. investors (the “Issuance of Common Stock”);

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	To approve the issuance of 6,897,636 amended warrants (each, an “Amended Warrant”), with each Amended Warrant exercisable to purchase one share of Common Stock at an exercise price of $0.001 per share, pursuant to an amendment, dated August 12, 2026, to the securities purchase agreement, dated June 19, 2025, by and between the Company and certain non-U.S. investors, and the issuance of the shares of Common Stock underlying the Amended Warrants upon exercise thereof (the “Issuance of the Amended Warrants and the Underlying Common Stock”);

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To amend the Company’s current Amended and Restated Articles of Incorporation to change the name of the Company (the “Change of Name Amendment”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	(a)	To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-twenty (20), whereby five (5) shares, ten (10) shares, or twenty (20) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b)	to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” all Proposals.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: ___________, 2026

Signature:

Signature if held jointly:

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.